UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section l3 and l5(d) of the

Securities Exchange Act of l934

March 7, 2005

Date of report (date of earliest event reported)

STANDARD PARKING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

900 N. Michigan Avenue, Chicago, Illinois  60611

(Address of Principal Executive Offices)  (Zip Code)

(312) 274-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 7, 2005, the Registrant issued a press release regarding its financial results for the fourth quarter and year-ended December 31, 2004, and included guidance for full year 2005.  A copy of this press release is furnished with this Form 8-K as Exhibit 99.1.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

99.1                           Press Release, dated March 7, 2005, reporting the results of operations of Standard Parking Corporation (the “Registrant”) for its fourth quarter and the year ended December 31, 2004 (furnished and not filed herewith solely pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD PARKING CORPORATION

Date: March 7, 2005	By:	/s/ DANIEL R. MEYER
Daniel R. Meyer,
Senior Vice President

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION OF EXHIBIT

99.1	Press Release, dated March 7, 2005, reporting the results of operations of Standard Parking Corporation for its fourth quarter and year ended December 31, 2004.